                                                                   EXHIBIT 10.29

                          SEVENTH AMENDED AND RESTATED

                          STOCKHOLDER RIGHTS AGREEMENT

     This Seventh Amended and Restated Stockholder Rights Agreement (the "Agreement") is made as of this 28th day of June, 2000 by and among Evolve Software, Inc., a Delaware corporation (the "Company"), each purchaser of the Company's Series A Preferred Stock (collectively, the "Series A Purchasers"), each purchaser of the Company's Series B Preferred Stock (the "Series B Purchasers"); the purchaser of the Company's Series C Preferred Stock (the "Series C Purchaser"), each purchaser of the Company's Series D Preferred Stock (the "Series D Purchasers"), the purchasers of the Company's Series E Preferred Stock (the "Series E Purchaser"), each purchaser of the Company's Series F Preferred Stock (the "Series F Purchasers"), each purchaser of the Company's Series G Preferred Stock (the "Series G Purchasers"), each Purchaser of Series H Preferred Stock (the "Series H Purchasers") and each Purchaser of Series I Preferred Stock (the "Series I Purchasers"). The Series A Purchasers, the Series B Purchasers, the Series C Purchaser, the Series D Purchasers, the Series E Purchasers, the Series F Purchasers, the Series G Purchasers, the Series H Purchasers and the Series I Purchasers are hereinafter collectively referred to as the "Purchasers". The Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, the Series H Preferred Stock and the Series I Preferred Stock are hereinafter collectively referred to as the "Serial Preferred."

                                    Recitals
                                    --------

     A. The Company and the Series I Purchasers have entered into that certain Series I Preferred Stock Purchase Agreement dated June 28, 2000 (the "Purchase Agreement") pursuant to which the Company shall sell to the Series I Purchasers up to 32,000,000 shares of its Series I Preferred Stock ("Series I Preferred").

     B. The obligation of the Series I Purchasers to purchase the Series I Preferred under the Purchase Agreement is conditioned upon, among other things, the execution and delivery by the Company and the Series I Purchasers of this Agreement.

     C. The Company and the Series A Purchasers, the Series B Purchasers, the Series C Purchasers, the Series D Purchasers, the Series E Purchasers, the Series F Purchasers, the Series G Purchasers and the Series H Purchasers on December 3, 1999, entered into a Sixth Amended and Restated Stockholder Rights Agreement (the "Prior Agreement").

     D. Section 22 of the Prior Agreement provides that the Prior Agreement may be amended to add additional purchasers of any Series of Preferred Stock.

     E. The Company desires to amend and restate the Prior Agreement to include the Series I Purchasers as parties to such agreement.
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                                   Agreement
                                   ---------

1.  Certain Definitions.  As used in this Agreement, the following terms shall
    -------------------
have the following respective meanings:

    "Commission" shall mean the Securities and Exchange Commission or any
     ----------
successor agency.

    "Holder" shall mean each Purchaser and any transferee or subsequent
     ------
grantee of Registrable Securities.

    "IPO" shall mean the initial offering to the public of shares of the
     ---
Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended.

    "Registrable Securities" shall mean (i) shares of the Company's Common
     ----------------------
Stock issued or issuable upon the conversion of the Serial Preferred, including Serial Preferred issued upon exercise of warrants to purchase Serial Preferred;
(ii) any Common Stock of the Company or other securities issued or issuable in respect of shares of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, the Series G Preferred, the Series H Preferred or the Series I Preferred; and (iii) shares issued or issuable in respect of any shares described in clauses (i)-(ii) above upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any shares described
                                    --------  -------
in clauses (i)-(iii) above shall cease to be Registrable Securities if (x) such securities are sold in the public market pursuant to the Company's IPO or otherwise or (y) as to any such securities held by a Holder, at such time as such Holder may sell all such Holder's Registrable Securities in a single three month period pursuant to Rule 144 or Rule 144(k) of the Securities Act.

    The terms "register," "registered" and "registration" refer to a
               --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

    "Registration Expenses" shall mean all expenses incurred by the Company
     ---------------------
in complying with Sections 5, 6 and 9 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

    "Restricted Securities" shall mean the securities of the Company
     ---------------------
required to bear the legend set forth in Section 3 hereof (or any similar legend).

    "Securities Act" shall mean the Securities Act of 1933, as amended.
     --------------

    "Selling Expenses" shall mean all underwriting discounts, selling
     ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

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2.  Restrictions on Transferability.  The Restricted Securities shall not be
    -------------------------------
transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

3.  Restrictive Legend.  Each certificate representing (i) the Serial Preferred
    ------------------
(ii) shares of the Company's Common Stock issued upon conversion of the Serial Preferred (iii) shares issued or issuable in respect of any shares described in clauses (i)-(ii) above upon any stock split, stock dividend, recapitalization, or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, INCLUDING A RIGHT OF FIRST OFFER, AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. SUCH TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST OFFER ARE BINDING ON TRANSFEREES OF THESE SHARES.

4.  Notice of Proposed Transfers.  The Holder of each certificate representing
    ----------------------------
Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company reasonably so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that no opinion or No Action letter need be obtained
         --------  -------
with respect to a transfer to (A) a partner, active or retired, of a Holder of Restricted Securities, (B) the estate of any such partner, (C) an "affiliate" of a Holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, (D) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons or (E) any officer, director or principal shareholder thereof, where such Holder is a corporation, if the transferee agrees to be subject to the terms hereof (collectively, "Exempt Transactions"). Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

5.  Requested Registration.
    ----------------------

    (A)  Request for Registration. If at any time after the later of (i) June 1,
         -------------------------
2002, and (ii) six months after the closing of the IPO, the Company shall receive from any Holder or group of Holders holding at least 20% of the Registrable Securities a written request that the Company effect any registration, qualification or compliance with respect to an offering of Registrable Securities with aggregate proceeds (after deduction for Selling Expenses) of at least $5,000,000, the Company will:

         (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

         (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 5:

              (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

              (2) After the Company has effected two such registrations pursuant to this Section 5(a);

              (3)  Less than six months after the closing of the IPO;

              (4) Upon delivery, within 30 days of receipt of a request for registration of securities pursuant to this Section 5, of notice to the Holders requesting registration of the Company's intention to file a registration statement with respect to shares of its Common Stock pursuant to the Securities Act within 120 days of such notice.

     Subject to the foregoing clauses (1), (2), (3) and (4) the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of any Holder or Holders; provided, however, that if the Company shall furnish to the Holders requesting a registration pursuant to this Section 5 a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of the registration statement, the Company shall have the right to defer such filing for a period not in excess of 120 days in any twelve-month period.

6.  Company Registration.
    --------------------

    (A)  Notice of Registration. If the Company shall determine to register any
         ----------------------
of its securities under the Securities Act, either for its own account or the account of a Holder or Holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

         (i)  promptly give to each Holder written notice thereof; and

         (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after delivery of such written notice by the Company, by any Holder or Holders, provided that the Company may limit, to the extent so
                   -------------
advised by the underwriters, the amount of Registrable Securities to be included in the registration by the Holders, or may exclude, to the extent so advised by the underwriters, such Registrable Securities entirely from such registration; provided further that the amount of Registrable Securities to be included in the
----------------
registration by the Holders shall not be reduced to less than 25% of the total amount of shares included in any registration other than the registration relating to the IPO; provided further that if such registration statement is
                     ----------------
filed pursuant to an exercise of the Holders' rights under Section 5 hereof, the Registrable Securities to be included in the registration by the Holders shall not be reduced until the securities to be included by the Company in the registration have been limited to 25% of the total amount of shares included in such registration.

    (B)  Allocation of Shares.  In all registered public offerings, whether
         --------------------
underwritten or not, the amount of Registrable Securities of Holders which are included in such registration, in accordance with the limitations set forth in
Section 6(a)(ii) above, shall be allocated to the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which would be held by each of such Holders assuming conversion of all outstanding Preferred Stock as of the date of the notice given pursuant to this Section 6, or such other proportions as shall have been mutually agreed upon by such selling Holders.

          If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder to registration pursuant to
Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

7.  Expenses of Registration.  All Registration Expenses incurred in connection
    ------------------------
with any registration, qualification or compliance pursuant to Section 5(a),
Section 6 and Section 9 shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

8.  Registration Procedures.  In the case of each registration, qualification or
    -----------------------
compliance effected by the Company pursuant to this Agreement with respect to Registrable Securities, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

    (A) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed;

    (B) Prepare and file with the Securities and Exchange Commission such amendments to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement;

    (C) Furnish to the Holders such number of copies of a prospectus, including if applicable a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities held by them;

    (D) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to do business or file a general consent to service of process in any such jurisdictions;

    (E) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

    (F) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

    (G) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are registered; and

    (H) Provide a transfer agent and registrar for all such Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

9.  Registration on Form S-3.  In addition to the rights set forth in Section 5,
    -------------------------
if a Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor thereto) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register securities for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto). The Company shall be required to file no more than one (1) such registration statement during any 6-month period.

10.  Termination of Registration Rights.  The registration rights granted
     ----------------------------------
pursuant to this Agreement shall terminate as to all Holders on the fifth anniversary of the closing of the IPO.

11.  Lockup Agreement.  In consideration for the Company agreeing to its
     ----------------
obligations under this Agreement each Holder of Registrable Securities and each transferee pursuant to Section 14 hereof agrees, in connection with the IPO, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify; provided that all officers and directors of the Company not affiliated with such Holder are subject to similar restrictions. Each Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 11. Notwithstanding anything herein to the contrary, Goldman Sachs & Co., Deutsche Banc Alex. Brown, Citibank and their respective affiliates may engage in any brokerage, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of their respective businesses, provided that no Confidential Information (as defined below) or other material nonpublic information shall be used in connection therewith.

12.  Indemnification.
     ---------------
     (A) The Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, the Securities Exchange Act of 1934, as amended and any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

     (B) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the

Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the gross proceeds before expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

     (C) Each party entitled to indemnification under this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

13.  Information by Holder.  The Holder or Holders of Registrable Securities
     ----------------------
included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

14.  Transfer of Registration Rights.  The right to cause the Company to
     -------------------------------
register securities granted the Shareholders hereunder may be assigned to a transferee or assignee who acquires at least 250,000 shares of Serial Preferred (or Common Stock issued on conversion of shares of Serial Preferred) (adjusted for stock splits, reverse stock splits or similar events after the date hereof) provided that the Company is given written notice of such assignment prior to such assignment. In addition, rights to cause the Company to register securities may be assigned to investment partnerships controlled by the managing partners of any Holder of Registrable Securities and their respective limited partners, and shareholders, subsidiaries, immediate family members beneficial trusts and estates of such limited partners, provided that no rights may be transferred pursuant to this Section 14 unless the transferee agrees to be bound by all terms of this Agreement.

15.  Right of First Offer.
     --------------------
     (A) Prior to making any sale or transfer of shares of Serial Preferred or other capital stock of the Company (the "Transfer Shares") other than in an Exempt Transaction, each Purchaser shall give the Company the opportunity to purchase such shares in the following manner:

          (i) The Purchaser shall give notice (the "Transfer Notice") to the Company in writing of such intention, specifying the amount of Transfer Shares proposed to be sold or transferred, the proposed price per share therefor (the "Transfer Price") and the other material terms upon which such disposition is proposed to be made.

          (ii) The Company shall have the right, exercisable by written notice given by the Company to the Purchaser within 30 days after receipt of such Transfer Notice, to purchase all but not part of the Transfer Shares specified in such Transfer Notice for a price per share equal to the Transfer Price, which notice shall be accompanied by evidence satisfactory to the Purchaser (by written commitment letter subject only to customary representations, diligence and documentation, letter of credit or otherwise) of the Company's ability to finance such repurchase.

          (iii) If the Company exercises its right of first offer hereunder, the closing of the purchase of the Transfer Shares with respect to which such right has been exercised shall take place on the date specified in the Company's acceptance (which date shall not be more than 45 nor less than 20 days after the date of such acceptance) at the offices of the Purchaser located at the address set forth in this Agreement, or at such other time and place as the Company and the Purchaser may agree. The Company and the Purchaser will use their respective best efforts to comply with all Federal and state laws, rules and regulations applicable to any purchase of Transfer Shares under this Section 15.

          (iv) If the Company does not exercise its right of first offer hereunder within the time specified for such exercise, the Purchaser shall be free, during the period of 120 calendar days following the expiration of such time for exercise, to sell the Transfer Shares specified in such Transfer Notice on terms no less favorable to the buyer of such Transfer Shares than the terms specified in such Transfer Notice.

     (B)  Assignment of Rights. In the event that the Company elects to exercise
          --------------------
a right of first offer under this Section 15, the Company may specify prior to closing such purchase another person as its designee to purchase the Transfer Shares to which such notice relates. If the Company shall designate another person as the purchaser pursuant to this Section 15, the giving of notice of acceptance of the right of first offer by the Company shall constitute a legally binding obligation of the Company to complete such purchase if such person shall fail to do so.

     (C)  Termination of Right of First Offer. In the event that (a) the Company
          -----------------------------------
shall agree to sell shares of Preferred Stock of the Company (other than shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred, Series H Preferred or Series I Preferred) with an aggregate value of at least $750,000 (the "Subsequent Series Shares"), and (b) such Subsequent Series Shares shall not be subject to a right of first offer in favor of the Company or its stockholders with terms similar to the terms set forth in this Section 15, then the provisions of this Section 15 shall terminate as of the date of the closing of the sale of such Subsequent Series Shares.

16.  Rule 144 Reporting.  With a view to making available the benefits of
     ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

     (A) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (B) Use reasonable efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

     (C) Furnish to Holders of Registrable Securities forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and nonconfidential documents of the Company as a Holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

17.  Company Covenants.  The Company hereby covenants and agrees as follows:
     -----------------

     (A)  Annual Financial Information. The Company will furnish to each
          ----------------------------
Purchaser for so long as such Purchaser is a holder of at least 250,000 shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred, Series H Preferred or Series I Preferred (or any combination thereof) (adjusted for stock splits, reverse stock splits or similar events after the date hereof), as soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

     (B)  Quarterly Financial Information. The Company will furnish to each
          -------------------------------
Purchaser for so long as such Purchaser is a holder of at least 250,000 shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred, Series H Preferred or Series I Preferred (or any combination thereof) (adjusted for stock splits, reverse stock splits or similar events after the date hereof) as soon as practicable after the end of each fiscal quarter, and in any event within 60 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and cash flow statements and consolidated statements of income for each quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, all in reasonable detail and signed, subject to changes resulting form year-end audit adjustments, by the principal financial or accounting officer of the Company.

     (C)  Annual Plan. The Company will furnish to each Purchaser who is a
          -----------
holder of at least 4,000,000 shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred, Series H Preferred or Series I Preferred (or any contribution thereof) (as adjusted for stock splits, reverse stock splits or similar events after the date hereof), a copy of the Company's operating budget for each fiscal year, as soon as practical after approval of such plan by the Board of Directors.

     (D)  Confidentiality Agreement. Each Purchaser and any successor or assign
          -------------------------
of such Purchaser, who receives from the Company or its agents, directly or indirectly, any information which the Company has not made generally available to the public, pursuant to the preparation and execution of this Agreement or disclosure in connection therewith or pursuant to the provisions of this Section 17, acknowledges and agrees that such information is confidential and for its use only in connection with evaluating its investment in the Company, and further agrees that it will not disseminate such information to any person other than its accountant, investment advisor or attorney and that such dissemination shall be only for purposes of evaluating its investment. Confidential information will not be deemed to include any information which the Purchaser can establish (i) was publicly known and made generally available in the public domain prior to the time of disclosure to the Purchaser by the Company; (ii) becomes publicly known and made generally available after disclosure to the Purchaser by the Company through no action or inaction of the Purchaser; or
(iii) is in the possession of the Purchaser, without confidentiality restrictions, at the time of disclosure by the Company as shown by the Purchaser's files and records. A Purchaser may disclose Confidential Information in the event and to the extent that such disclosure is required by order of any court or other government agency to disclose any Confidential Information disclosed to it; provided that the Purchaser shall provide the Company with prompt written notice of any such requirement so that the Company may seek an appropriate protective order or waiver compliance with the provisions hereof. Upon the request by the Company, the Purchaser will reasonably cooperate with the Company in seeking to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

18.  Governing Law.  This Agreement and the legal relations between the parties
     -------------
arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California, without giving effect to the conflicts of laws provisions thereof.

19.  Entire Agreement.  This Agreement constitutes the full and entire
     ----------------
understanding and agreement between the parties regarding rights to registration. This agreement supercedes all prior agreements and understandings, written or oral, between the parties as to the subject matter hereof, but does not supercede any contemporaneous written agreements or acknowledgments delivered in connection herewith. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

20.  Notices, etc.  All notices and other communications required or permitted
     ------------
hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, to such Purchaser's address set forth in the Purchase Agreement pursuant to which such Purchaser acquired its shares of Company stock, or at such other address as such Purchaser shall have furnished to the Company in writing, (b) if to any other Holder to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, to its address set forth on the signature page of this Agreement the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holders, or, if by facsimile, upon receipt of appropriate confirmation of receipt.

21.  Counterparts.  This Agreement may be executed in any number of
     ------------
counterparts, each of which shall be an original and shall be enforceable against the parties actually executing such counterparts, but all of which together shall constitute one instrument.

22.  Amendment.  Any provision of this Agreement may be amended, waived or
     ---------
modified only upon the written consent of the (i) Company and (ii) holders of a majority of the outstanding shares of Serial Preferred, voting together on an as-converted to Common Stock basis, provided that any such amendment, waiver or
                                    --------
modification applies by its terms to each Holder. Any Purchaser may waive any of his or her rights or the Company's obligations hereunder without obtaining the consent of any other person. No consent will be necessary in order to amend this Agreement to add additional purchasers of shares of any series of Preferred Stock of the Company as Purchasers hereunder.

23.  Delays or Omissions.  No delay or omission to exercise any right, power or
     -------------------
remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

24.  Severability.  In the event that any provision of this Agreement becomes or
     ------------
is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

25.  Gender.  The use of the neuter gender herein shall be deemed to include the
     ------
masculine and the feminine gender, if the context so requires.
                 SIGNATURE PAGE TO STOCKHOLDER RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Stockholder Rights Agreement as of the date set forth above.


"COMPANY"

EVOLVE SOFTWARE, INC.
615 Battery Street, Suite 400
San Francisco, CA 94111

By:  /s/ John P. Bantleman
     ----------------------------
     John P. Bantleman, President



"PURCHASER"

Signature:
          -------------------------

Name of Signer:
               --------------------

Name of Purchaser:
                  -----------------

Address:
        ---------------------------







                SIGNATURE PAGE TO STOCKHOLDER RIGHTS AGREEMENT